NATIXIS FUNDS

Supplement dated July 18, 2011 to the Natixis Statement of Additional Information (the “SAI”) dated May 1, 2011, as may be revised or supplemented from time to time, for the following funds:

ASG Diversifying Strategies Fund	ASG Global Alternatives Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Absolute Strategies Fund
Loomis Sayles Multi-Asset Real Return Fund	Gateway Fund

Effective immediately, the Class A and Class C portion of the Sales Charges and Commissions Schedule under the sub-section “Distribution Agreements and Rule 12b-1 Plans” within the section “Investment Advisory and Other Services” is replaced with the following:

Class A

Diversifying Strategies Fund, Global Alternatives Fund, Managed Futures Strategy Fund and Gateway Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 – $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 – $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 – $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 – $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 Million or More(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%
Investments with No Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Class A and Class C shares in the section “How Sales Charges Are Calculated.”

Absolute Strategies Fund and Multi-Asset Real Return Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

Class C

All Funds

Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class C shares of the Fund that are paid to securities dealers are shown below:

Investment	Maximum Front-End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	none	1.00%	0.00%	1.00%